EXHIBIT 32.1

        Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley act of 2001.

In connection with the Annual Report of Interactive Brand Development, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Markley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 20, 2005

/s/ Steve Markley
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Steve Markley, Chief Executive Officer

Dated:  July 20, 2005

/s/ Gary Spaniak, Jr.
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Gary Spaniak, Jr., President